                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________


                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)


                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                               BOTTLING GROUP, LLC
                                  PEPSICO, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                              13-4042452
NORTH CAROLINA                                                        13-1584302
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

ONE PEPSI WAY
SOMERS, NEW YORK                                                           10589

700 ANDERSON HILL ROAD
PURCHASE, NEW YORK                                                         10577
(Address of principal executive offices)                              (Zip Code)

                   4 5/8% SERIES B NOTES DUE NOVEMBER 15, 2012
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

         Furnish the following information as to the trustee:

         (a)      Name and address of each examining or supervising authority to which it is subject.

                  New York State Banking Department, State House, Albany, New

                  York 12110. Board of Governors of the Federal Reserve System,

                  Washington, D.C., 20551 Federal Reserve Bank of New York,

                  District No. 2, 33 Liberty Street, New York, N.Y.

                  Federal Deposit Insurance Corporation, Washington, D.C.,

                  20429.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.


Item 2. Affiliations with the Obligor and Guarantors.

         If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.   List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333768, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

         5. Not applicable.

         6. The consent of the trustee required by section 321(b) of the act (see exhibit 6 to form t-1 filed in connection with registration statement no. 33-50010, Which is incorporated by reference). On november 11, 2001, in connection with the merger of the chase manhattan bank and morgan guaranty trust company of new york, the surviving corporation was renamed jpmorgan chase bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 7 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE
         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 10th day of December, 2002.

                                          JPMORGAN CHASE BANK


                                            By /s/James P. Freeman
                                               ---------------------------------
                                                James P. Freeman
                                                Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                  at the close of business September 30, 2002,
              in accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.

                                                                         DOLLAR AMOUNTS
                     ASSETS                                                IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..................................................    $ 17,141
     Interest-bearing balances ..........................................      13,564
Securities:
Held to maturity securities..............................................         408
Available for sale securities............................................      74,344
Federal funds sold and securities purchased under
     agreements to resell ...............................................
     Federal funds sold in domestic offices                                     7,094
     Securities purchased under agreements to resell                           72,512
Loans and lease financing receivables:
     Loans and leases held for sale......................................      17,153
     Loans and leases, net of unearned income    $161,915
     Less: Allowance for loan and lease losses      3,458
     Loans and leases, net of unearned income and allowance .............     158,457
Trading Assets ..........................................................     186,290
Premises and fixed assets (including capitalized leases).................       6,177
Other real estate owned..................................................          57
Investments in unconsolidated subsidiaries and associated companies......         326
Customers' liability to this bank on acceptances outstanding ............         281
Intangible assets
        Goodwill.........................................................       2,168
        Other Intangible assets..........................................       3,696
Other assets.............................................................      45,403
TOTAL ASSETS ............................................................    $605,071
                                                                             ========

                                   LIABILITIES

Deposits
     In domestic offices ................................................    $167,400
     Noninterest-bearing .........................$ 66,691
     Interest-bearing ............................ 100,709
     In foreign offices, Edge and Agreement subsidiaries and IBF's ......     118,273
     Noninterest-bearing .........................$  8,445
     Interest-bearing ............................ 109,828
Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices ........................      6,317
     Securities sold under agreements to repurchase .....................    105,558
Trading liabilities .....................................................    126,199
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)...........................      11,025
Bank's liability on acceptances executed and outstanding.................        304
Subordinated notes and debentures .......................................       7,895
Other liabilities .......................................................      25,977
TOTAL LIABILITIES .......................................................     568,948
Minority Interest in consolidated subsidiaries...........................          91

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus............................           0
Common stock ............................................................       1,785
Surplus  (exclude all surplus related to preferred stock)................      16,304
Retained earnings........................................................      16,560
Accumulated other comprehensive income...................................       1,383
Other equity capital components..........................................           0
TOTAL EQUITY CAPITAL ....................................................      36,032
                                                                             --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                     $605,071
                                                                             ========



I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                            WILLIAM B. HARRISON, JR.)
                            HANS W. BECHERER        ) DIRECTORS
                            LAWRENCE A. BOSSIDY     )